EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bairnco Corporation (the “Corporation”) on Form 10-Q for the fiscal quarter ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luke E. Fichthorn III, Chairman & Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Luke E. Fichthorn, III

Luke E. Fichthorn, III

Chairman &

Chief Executive Officer

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EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bairnco Corporation (the “Corporation”) on Form 10-Q for the fiscal quarter ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth L. Bayne, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

3.

The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

4.

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kenneth L. Bayne

Kenneth L. Bayne

Chief Financial Officer

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